UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): April 3, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On Monday, April 3, 2017 at approximately 11:20 a.m. ET, Ray Leonard, President and Chief Executive Officer of Hyperdynamics Corporation (the “Company”) is scheduled to present at the Independent Petroleum Association of America’s 23rd Annual Oil & Gas Investment Symposium in New York City (the “Conference”).  The materials that the Company will present at the Conference are available for viewing and download at the Company’s website. A copy of the materials is also attached hereto as Exhibit 99.2.

This Current Report on Form 8-K and information in this Item 7.01 hereof will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly identified therein as being specifically incorporated therein by reference.

Item 8.01              Other Events

On March 27, 2017, the Company issued a press release announcing that Ray Leonard, President and Chief Executive Officer of the Company, is scheduled to present at the Conference. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01                                                                           Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated March 27, 2017.

99.2	The Company’s presentation materials at the Independent Petroleum Association of America’s 23rd Annual Oil & Gas Investment Symposium.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: April 3, 2017	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President Finance, Treasurer, and Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated March 27, 2017.

99.2	The Company’s presentation materials at the Independent Petroleum Association of America’s 23rd Annual Oil & Gas Investment Symposium.